UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2014

SOLAR POWER, INC.
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	000-50142 (Commission File Number)	20- 4956638 (I.R.S. Employer Identification No.)

3400 Douglas Boulevard, Suite 285
Roseville, California 95661-3875
(Address and telephone number of principal executive offices) (Zip Code)

(916) 770-8100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

Dismissal of Current Independent Registered Public Accounting Firm

On November 18, 2014 (the “Dismissal Date”), Solar Power, Inc. (the “Company”) dismissed Crowe Horwath LLP (“Crowe”) as the Company’s principal accountants effective on November 18, 2014. The decision to change principal accountants was approved by the Company’s Board of Directors.

Except for an explanatory paragraph following its opinion indicating that there was substantial doubt about the Company’s ability to continue as going concern, the audit reports of Crowe on the Company’s consolidated financial statements as of and for the years ended December 31, 2013 and 2012 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle.

During the fiscal years ended December 31, 2013 and 2012, and the subsequent interim periods through the Dismissal Date, the Company has not had any disagreements with Crowe on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to Crowe’s satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. During the fiscal years ended December 31, 2013 and 2012, and the subsequent interim periods through the Dismissal Date, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K, except for the material weakness in the Company’s s internal control over financial reporting, identified in the Company’s Annual Report on Form 10-K for the fiscal years ended December 31, 2013 and 2012 and the Company’s Quarterly Reports on Form 10-Q for the interim periods through the Dismissal Date.

The Company provided Crowe with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that Crowe furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements and if not, stating the respects in which Crowe does not agree, a copy of which is filed as Exhibit 16.1 herewith.

Engagement of New Independent Registered Public Accounting Firm

On November 24, 2014, the Company engaged KPMG Huazhen (Special General Partnership) (“KPMG Huazhen”) as its principal accountants for the Company’s consolidated financial statements as of and for the year ending December 31, 2014. The decision to engage KPMG Huazhen was approved by the Company’s Board of Directors.

During the Company’s two most recent fiscal years and the subsequent interim periods through the date of this Current Report, neither the Company nor anyone on its behalf, has consulted with KPMG Huazhen regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that KPMG Huazhen concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (2) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

16.1	Letter from Crowe Horwath LLP dated November 24, 2014 regarding the change in principal accountants

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLAR POWER, INC. a California Corporation

Dated: November 24, 2014	/s/ Amy Jing Liu
Name: Amy Jing Liu
Title: Chief Financial Officer

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